Exhibit 23.1


                                                                ARTHUR ANDERSEN



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this S- 8 Registration Statement of our report dated February 1, 2001 included in the Company's Form 10-K for the year ended December 31, 2000 and to all references to our Firm included in this Registration Statement.


                                             /s/ARTHUR ANDERSEN LLP


Philadelphia, Pennsylvania
        April 27, 2001